UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 13, 2020

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

NACCO Industries, Inc. ("NACCO" or the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on May 13, 2020. Reference is made to the Company’s 2020 Proxy Statement (the "Proxy Statement") filed with the Securities Exchange Commission on March 23, 2020 for more information regarding the Proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following twelve nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE WITHHELD	BROKER NON-VOTES
J.C. Butler, Jr.	20,211,883	188,691	421,617
John S. Dalrymple, III	20,232,922	167,652	421,617
John P. Jumper	19,879,708	520,866	421,617
Dennis W. LaBarre	19,951,871	448,703	421,617
Timothy K. Light	20,250,958	149,616	421,617
Michael S. Miller	19,365,687	1,034,887	421,617
Richard de J. Osborne	19,952,884	447,690	421,617
Alfred M. Rankin, Jr.	19,788,299	612,275	421,617
Matthew M. Rankin	20,170,255	230,319	421,617
Roger F. Rankin	20,158,860	241,714	421,617
Lori J. Robinson	20,296,195	104,379	421,617
Britton T. Taplin	18,990,563	1,410,011	421,617

Proposal 2 - The stockholders approved, on an advisory basis, the Company’s Named Executive Officer Compensation:

For	20,322,577
Against	67,989
Abstain	10,008
Broker Non-Votes	421,617

Proposal 3 - The stockholders recommended, on an advisory basis, that the frequency of future advisory votes to approve the Company's Named Executive Officer Compensation occur every year:

1 year	18,885,445
2 years	7,873
3 years	1,483,925
Abstain	23,331
Broker Non-Votes	421,617

In accordance with the voting for Proposal 3, the Company's Board of Directors has determined, as was recommended with respect to this proposal by the Board of Directors in the Company’s Proxy Statement for the Annual Meeting, that an advisory vote to approve the Company's Named Executive Officer Compensation be conducted every year until the occurrence of the next advisory vote on the frequency of such advisory say-on-pay votes.

Proposal 4 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of NACCO for 2020:

For	20,799,722
Against	12,068
Abstain	10,401

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2020		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Name: Elizabeth I. Loveman
Title: Vice President and Controller

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